UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The Procter & Gamble Company

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On September 12, 2017, The Procter & Gamble Company (“P&G”), posted the following material to the P&G website voteblue.pg.com and may in the future send or use the same or substantially similar communications from time to time:

HOW TO VOTE Our Plan We have a strategy that is working and an organization that is delivering results. Executing a Strategy that is Working In recent investor meetings, we are highlighting the strategy and plans P&G is executing to create value for consumers and for all of P&G’s shareholders. There is one clear message: P&G is a profoundly different much stronger, and more profitable company than it was just a few years ago. VIEW INVESTOR PRESENTATION

Raising the Bar to a New Standard of Excellence We are raising the bar to a higher standard of performance for all our brands, with greater superiority in all elements of the consumer proposition. Success on all five of these elements represents a significant opportunity to accelerate top-line growth. Superior Products Superior Packaging Superior Brand communications Excellent In-store and Online Execution Winning Consumer & Retail Customer Value Equations After using Tide PODS for four weeks, consumers lowered their assessment of their previous detergent by more than 10 points. P&G has an approx. 80% scent bead share in the markets where we compete, supporting overall category growth of nearly 20% in fiscal year 2017. The Always #LikeAGirl campaign has started a movement to help girls feel more confident—and has helped Always gain more than two points of U.S. market share. Pantene’s new, simpler in-store shelf design has helped generate record market share for Pantene in Brazil in fiscal year 2017. Our super-premium SK-II skin care brand is delighting consumers, and has delivered consistent double-digit growth in fiscal year 2017.

P&G Corporate Is Building a Better Company | P&G…Building a Better Company Learn how our new standard of excellence, a strengthened portfolio, a productivity mindset and an empowered organization are helping us get there. WATCH VIDEO A New Standard of Excellence: P&G Corporate Stra… A New Standard of Excellence We are setting a new standard of excellence across a strengthened portfolio of 65 brands in 10 core categories. Learn how we are raising the bar across all elements of our consumer value proposition including product, packaging, communications, retail and value superiority. WATCH VIDEO A Focused Portfolio: P&G Corporate Strategy | P&G… A Focused Portfolio P&G is a very different company today than it was in the past. We’ve developed a strengthened, streamlined portfolio focused on 65 brands in 10 core categories. Learn how we are raising the bar to a higher standard of performance for our brands, with greater superiority in all elements of our consumer value proposition. WATCH VIDEO

Empowering Culture: P&G Corporate Strategy | P& … Empowering Culture P&G is dedicated to strengthening our organization, culture and accountability. By moving resources closer to consumers and deepening the mastery of our employees, we are succeeding with greater speed and agility. Learn how we are focusing our efforts and creating P&G shareowner value. WATCH VIDEO Investing in Growth: P&G Company Strategy | P&G … Investing in Growth P&G is raising the bar for productivity to provide the fuel for growth. With this approach, we’ve saved $10 billion over the past several years and plan to save up to an additional $10 billion by Fiscal Year 2021. Learn how we are focusing our efforts and creating P&G shareholder value. WATCH VIDEO

VOTE THE BLUE PROXY CARD TODAY Online Voting Is Quick And Easy To Use Find your unique control number in the box located next to the arrow ( ) on your blue proxy or blue notice card. HOW TO VOTE HOME OUR RESULTS Vote Blue FROM THE CEO OUR PLAN OUR BOARD FAQ Discard White Touching lives, improving life. HOW TO VOTE © 2017 Procter & Gamble | Disclaimer

Forward-Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to affect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations, and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodity and raw materials, and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom’s decision to leave the European Union) and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, privacy, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; and (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2017 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.pginvestor.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.